UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  June 28, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-7 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-7, Asset-Backed Certificates, Series 2007-7)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-15	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events.

Item 8.01.    Other Events.

On June 28, 2007, GS Mortgage Securities Corp. (the “Company”) caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of June 1, 2007 (the “Trust Agreement”), among the Company, as depositor,  U.S. Bank National Association, as trustee and as a custodian, The Bank of New York Trust Company, National Association, as a custodian, Deutsche Bank National Trust Company, as custodian, and Wells Fargo Bank National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7 (the “Certificates”), issued in sixteen classes. The Class 1A1, Class 1A2, Class 2A1, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of June 1, 2007 of $481,240,300 were sold to Goldman, Sachs & Co. (the “Underwriter”), pursuant to an Underwriting Agreement dated as of June 28, 2007, by and between the Company and the Underwriter.  The Trust Agreement is annexed hereto as Exhibit 99.1.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

This amendment on Form 8-K/A amends and supersedes in its entirety Exhibit 99.1 to Form 8-K of GS Mortgage Securities Corp. previously filed on July 13, 2007 (Accession No. 0000905148-07-004932).

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:	Page:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of June 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association as trustee and as a custodian, The Bank of New York Trust Company, National Association as a custodian, Deutsche Bank National Trust Company, as a custodian and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July 24, 2007

GS MORTGAGE SECURITIES CORP. By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Master Servicing and Trust Agreement, dated as of June 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association as trustee and as a custodian, The Bank of New York Trust Company, National Association as a custodian, Deutsche Bank National Trust Company, as a custodian and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian.

E